UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 2009 (Date of earliest event reported)
Joe's Jeans Inc. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-18926 (Commission File Number)	11-2928178 (IRS Employer Identification Number)

5901 S Eastern Ave (Address of principal executive offices)		90040 (Zip Code)
323.837.3712 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 15, 2009, Joe's Jeans Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference regarding its financial statements to be included in its Quarterly Report on Form 10-Q for the period ended May 31, 2009 to be filed with the Securities and Exchange Commission on July 15, 2009.

The information, including Exhibit 99.1 attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Joe's Jeans Inc. dated July 15, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2009	JOE'S JEANS INC. By: /s/ Marc B. Crossman Marc B. Crossman President & CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Joe's Jeans Inc. dated July 15, 2009